EXHIBIT 99.1

GENERAL NOTES TO APRIL 2010
MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

FORM MOR
5/28/2010

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

		Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: May 28, 2010

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: May 28, 2010

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: May 28, 2010

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -	Accounts Receivable is comprised of a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for branckrupcty in January 2009.
4 -	Not applicable.
Note: The debtor's fiscal month of April 2010 covers the period from April 4, 2010 through May 1, 2010.

FORM MOR
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (1)

Amounts reported should be from the debtor’s books and not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1CONTINUED]

ACCOUNT	FISCAL APRIL 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH (2)	86,204,000	5,158,000
RECEIPTS
CASH SALES	1,272,000	158,784,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE		99,709,000
TOTAL RECEIPTS	1,272,000	258,493,000
DISBURSEMENTS
MERCHANDISE	0	2,414,000
PAYROLL AND PAYROLL TAXES	1,476,000	40,855,000
RENT & OTHER OCCUPANCY	83,000	17,764,000
SALES & OTHER TAXES	1,812,000	24,640,000
SELLING, GENERAL & ADMINISTRATIVE	586,000	20,040,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES, NET OF COMPANY'S SHARE OF AUGMENT GROSS MARGIN	283,000	6,380,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	0	62,957,000
FUND LC COLLATERAL	0	3,451,000
TOTAL DISBURSEMENTS	4,240,000	180,415,000

NET CASH FLOW	(2,968,000)	78,078,000
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH (2)	83,236,000	83,236,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL APRIL 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	4,240,000	180,415,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	4,240,000	180,415,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.

FORM MOR-1
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

Cash Disbursements

DEBTOR	CASE NO.	FISCAL APRIL 2010	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.	09-14873		0
Finlay Fine Jewelry Corporation	09-14874	3,973,000	155,428,000
Finlay Jewelry, Inc.	09-14875		0
EFinlay, Inc.	09-14876		0
Finlay Merchandising & Buying	09-14877		553,000
Carlyle & Co. Jewelers	09-14878	267,000	22,441,000
Park Promenade, LLC	09-14879		0
L. Congress, Inc.	09-14880		1,993,000

Total		4,240,000	180,415,000

FORM MOR-1
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	FISCAL APRIL 2010	CUMULATIVE - FILING TO DATE
REVENUE
Merchandise sales	80,000	273,999,000
Repair sales		3,763,000
Accomodation sales		17,000
Total Revenue	80,000	277,779,000
COST OF GOODS SOLD
Cost of Goods Sold	60,000	238,267,000
Gross profit before non recurring items	20,000	39,512,000
Non Recurring item: Adjustment to inventory valuation based on estimated net realizable value		300,000
Gross Profit	20,000	39,212,000
OPERATING EXPENSES
Net advertising expense		5,140,000
Rent & Other Occupancy	(79,000)	20,288,000
Payroll, payroll taxes and employee benefits	0	26,363,000
Insurance	473,000	1,773,000
Other general operating expenses (See below)	253,000	34,661,000
Other - including administrative cost centers (See below)	1,077,000	20,993,000
Total Operating Expenses Before Depreciation	1,724,000	109,218,000
Depreciation/Depletion/Amortization		748,000
Net Profit (Loss) Before Other Income & Expenses	(1,704,000)	(70,754,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense	1,000	10,888,000
Other Expense (attach schedule)		17,700,000
Net Profit (Loss) Before Reorganization Items	(1,705,000)	(99,342,000)
REORGANIZATION ITEMS
Professional Fees & Other reoganization expense (See below)	651,800	8,725,300
U. S. Trustee Quarterly Fees	8,800	151,425
Interest Earned on Accumulated Cash from Chapter 11		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	660,600	8,894,725
Provision (Credit) for Income Taxes (1)		(8,132,419)
Net Profit (Loss)	(2,365,600)	(100,104,306)

(1) Year to date reflects income tax receivable resulting from carry back of loss for October 2009 tax year.

FORM MOR-2
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

BREAKDOWN OF “OTHER” CATEGORY

	FISCAL APRIL 2010	CUMULATIVE - FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS		459,000
EVENTS/SUPPLIES	6,000	374,000
TRAVEL	1,000	898,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	1,000	1,448,605
TRADENAMES, CUSTOMER LISTS & OTHER WRITE OFFS	0	24,051,549
TELECOMMUNICATION CHARGES	24,000	605,000
CREDIT CARD FEES	221,000	6,825,000

TOTAL OTHER OPERATIONAL EXPENSES	253,000	34,661,154

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	789,000	10,606,000
PAYROLL TAXES	182,000	644,000
EMPLOYEE BENEFITS	(70,000)	557,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	113,000	728,000
RENT EQUIPMENT	0	308,000
REPAIR & MAINTENANCE	0	190,000
UTILITIES	30,000	368,000
OTHER MISCELLANEOUS	33,000	6,092,000
		0
OTHER ADMINISTRATIVE EXPENSES	1,077,000	20,993,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	125,700	1,939,500
ALVAREZ & MARSAL	99,600	1,519,300
ASSET DISPOSITION ASSOC.	143,900	1,580,200
GECC	0	375,100
PROSKAUER & ROSE	0	11,000
EPIQ BANKRUPTCY SOLUTIONS	173,800	970,900
HSBC BANK	(10,300)	40,600
PRYOR CASHMAN	31,300	382,800
MOSES & SINGER	15,500	941,600
SONNENSCHEIN, NATH & ROSENTHAL	(10,000)	133,200
TOGUT SEGAL	4,900	32,400
WILMINGTON TRUST COMPANY	75,000	139,900
CONSENSUS	(53,100)	444,500
OTHER	55,500	214,300

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	651,800	8,725,300

OTHER INCOME	N/A	N/A

OTHER EXPENSES	0	17,700,000

FORM MOR-2
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (May 1, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	82,686,175	5,352,405
Cash Collaterlized Accounts	1,571,215	6,841,822
Accounts receivable (Net)	126,114	14,963,712
Income tax receivable (1)	4,812,257	0
Other receivables (2)	3,901,750	1,028,900
Merchandise inventories (3)	0	202,530,200
Prepaid expenses and other	0	1,950,201
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	93,097,511	232,667,240
PROPERTY & EQUIPMENT
Land and building	3,225,000	9,420,470
Fixtures	0	17,794,766
Displays	0	2,508,324
Computers, equipment & other	0	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	0	4,162,237
Vehicles	0	16,520
Less: Accumulated Depreciation	0	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (3)	3,225,000	32,383,596
OTHER ASSETS
Amounts due from Insiders*		0
Professional Retainers	961,476	751,863
Other Assets (attach schedule)	2,872,575	21,505,623
TOTAL OTHER ASSETS	3,834,051	22,257,486
TOTAL ASSETS	100,156,562	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (May 1, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	211,104	0
Wages Payable & Compensated Absences	2,252,250	0
Accrued Professional Fees & restructuring costs	1,501,900	0
Taxes Payable	0	0
Amounts Due to Insiders*	0	0
Deferred Revenue - Liquidator Guarantee Advance	0	0
Other Post-petition Liabilities (attach schedule)	2,522,040	0
TOTAL POST-PETITION LIABILITIES	6,487,294	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	194,112,290	255,832,879
Priority Debt	1,704,935	427,200
Unsecured Debt - Senior notes	42,895,031	42,847,826
Accounts Payable - Pre petition	7,958,666	8,176,582
Other Pre-petition Liabilities (attach schedule)	1,364,249	34,457,064
TOTAL PRE-PETITION LIABILITIES	248,035,171	341,741,551
TOTAL LIABILITIES	254,522,465	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(100,086,213)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)		0
NET OWNERS’ EQUITY	(154,365,903)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	100,156,562	287,308,322

*"Insider" is defined in 11 U.S.C. Section 101(31).
1. Reflects federal income tax receivable resulting from carry back of loss for October 2009 tax year
2. Includes approximately $2.1 million due from liquidator for gross margin and profit sharing and reimbursement of certain expenses
3. These assets have been adjusted to our estimated net realizable values.

FORM MOR-3
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (May 1, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees		8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	2,488,403	3,000,000
Favorable leases	0	623,908
Customer lists	0	172,328
Trade names	0	6,669,592
Deposits- Other utilities	28,024	239,975
Other - Workers Comp Deposit	16,148	120,800
Other (CSV Life - Carlyle)	0	1,443,070
Total Other Assets	2,872,575	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (May 1, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	99,764	0
Medical Insurance	88,145	0
Layaways & Gift Card	0	0
Credit Card Accrual	0	0
Percent Rent Accrual	2,051,508
Other Post-petition Liabilities	282,623
Other Post-petition Liabilities	2,522,040	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (May 1, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	897,088	6,364,144
Medical Insurance	88,145	1,203,249
Layaways & Gift Card	0	1,418,612
Diamond Bond Liability	0	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	127,500	646,257
Accrued Credit Card	0	81,756
Returns Reserve	0	546,362
Severance & other payroll accrual	127,628	6,775,876
Compensated Absences accrual	122,622	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	0	3,033,698
Sundry Taxes Accrued	1,266	6,869,289
Other Pre-petition Liabilities	1,364,249	34,457,064

FORM MOR-3
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	211,104
Wages Payable	2,252,250
Taxes Payable	0
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	1,501,900
Amounts Due to Insiders
Other:	2,522,040
Other:
Total Post-petition Debts	6,487,294

FORM MOR-4
5/28/2010

In re:	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – APRIL 2010

MOR- 4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	May 28, 2010
Bruce E. Zurlnick
Senior Vice President,
Treasurer and CFO

FORM MOR-4
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals.  For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.).  Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal April 2010	TOTAL PAID TO DATE
Arthur E. Reiner	Salary	0.00	125,625.00
Arthur E. Reiner	Vacation	0.00	40,586.53
Arthur E. Reiner	Director Fees	0.00	15,583.34
Arthur E. Reiner	Expense reimbursement	0.00	5,000.00
Bonni G. Davis	Salary	17,853.34	152,029.78
Bruce E. Zurlnick	Salary	31,750.00	238,203.18
Bruce E. Zurlnick	Expense reimbursement	446.02	2,578.15
David B. Cornstein	Director Fees	0.00	19,413.97
Deborah A. Higgins	Salary	0.00	20,869.79
Deborah A. Higgins	Consulting	0.00	28,000.00
Deborah A. Higgins	Vacation	0.00	7,767.36
Deborah A. Higgins	Expense reimbursement	0.00	366.16
Douglass J. Congress	Vacation	0.00	8,461.53
Douglass J. Congress	Expense reimbursement	0.00	334.95
Douglass J. Congress	Severance	0.00	45,305.99
James M. Giantonemico	Salary	0.00	142,182.14
James M. Giantonemico	Expense reimbursement	0.00	3,947.78
James M. Giantonemico	Vacation	0.00	3,330.00
James M. Giantonemico	Severance	15,827.21	48,327.20
James M. Giantonemico	Incentive Payments	201,828.45	209,328.45
Joan M. Durkin	Salary	0.00	43,852.85
Joan M. Durkin	Vacation	0.00	2,536.05
Joan M. Durkin	Expense reimbursement	0.00	50.14
John P.Orr	Salary	16,050.00	136,951.32
John P.Orr	Severance	11,607.86	11,607.86
John P.Orr	Expense reimbursement	1,739.41	2,453.71
Joseph M. Melvin	Expense reimbursement	0.00	416.67
Joseph M. Melvin	Severance	0.00	45,305.99
Joyce Manning Magrini	Salary	0.00	63,822.83
Joyce Manning Magrini	Vacation	0.00	17,394.22
Joyce Manning Magrini	Expense reimbursement	0.00	291.25
Karin Knudsen	Salary	0.00	149,110.02
Karin Knudsen	Vacation	0.00	22,712.50
Karin Knudsen	Incentive Payments	24,133.76	128,168.80
Karin Knudsen	Severance	0.00	43,133.64
Karin Knudsen	Expense reimbursement	0.00	5,200.38
Leon Benzrihem	Salary	0.00	65,180.84
Leon Benzrihem	Vacation	0.00	11,000.00
Leon Benzrihem	Incentive Payments	0.00	20,428.70
Leon Benzrihem	Severance	0.00	36,224.80
Leon Benzrihem	Expense reimbursement	0.00	1,450.00
Louis Lipschitz	Director Fees	0.00	27,333.32
Norma L. Wilson	Salary	0.00	106,589.48
Norma L. Wilson	Vacation	0.00	19,291.72
Norma L. Wilson	Incentive Payments	22,181.28	147,661.44
Norma L. Wilson	Severance	17,971.74	71,096.74
Norma L. Wilson	Expense reimbursement	0.00	12,070.76
Norman S. Matthews	Director Fees	0.00	40,537.64
Raymond J. Poulin	Salary	9,666.66	82,263.18
Richard G. Davenport	Salary	0.00	23,728.92
Richard G. Davenport	Vacation	0.00	2,056.15
Richard G. Davenport	Severance	0.00	27,415.38
Ronald E. Swanson	Salary	0.00	70,415.07
Ronald E. Swanson	Severance	8,535.16	8,535.16
Ronald E. Swanson	Incentive Payments	53,171.82	53,171.82
Ronald E. Swanson	Vacation	0.00	7,980.37
Ronnie S. Grabon	Salary	0.00	38,728.06
Ronnie S. Grabon	Incentive Payments	14,955.31	26,955.51
Ronnie S. Grabon	Severance	5,665.46	5,665.46
Ronnie S. Grabon	Vacation	0.00	980.83
Scot M. Congress	Vacation	0.00	12,692.30
Scot M. Congress	Severance	0.00	45,306.00
Scot M. Congress	Expense reimbursement	0.00	2,467.07
Stuart C. Mclean	Expense reimbursement	0.00	136.42
Stuart C. Mclean	Severance	0.00	22,500.00
Sue C. Haire	Salary	0.00	45,453.30
Sue C. Haire	Vacation	0.00	9,387.66
Sue C. Haire	Incentive Payments	17,327.50	17,327.50
Sue C. Haire	Severance	7,158.00	14,316.00
Thomas G. Lozier	Salary	0.00	10,574.50
Thomas G. Lozier	Vacation	0.00	16,061.77
Thomas G. Lozier	Severance	0.00	62,884.61
Thomas G. Lozier	Expense reimbursement	0.00	71.45
Thomas M. Murnane	Director Fees	0.00	24,123.65

TOTAL PAYMENTS TO INSIDERS		477,868.98	2,980,313.11

FORM MOR-6
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

PROFESSIONALS APRIL 2010
a	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL ESTIMATED INCURRED & UNPAID*
Weil, Gotshal & Manges LLP			91,400	1,125,600	364,400
Alvarez & Marsal			0	1,214,200	0
Asset Disposition Advisors			71,000	949,300	315,900
Epiq Bankruptcy Solutions LLC			63,200	704,100	217,600
Consensus Advisors			1,600	375,800	123,500
Moses & Singer			18,900	787,900	218,100
Pryor Cashman			0	341,500	10,000
GECC			0	25,500	25,000
Sonnenschein			0	133,600	10,000
Wilmington Trust			0	15,000	50,000
HSBC			0	35,800	15,000
US Trustee Fees			36,600	138,700	40,000
Togut & Segal LLP			0	18,000	92,400
CRG Partners Group LLC			0	188,300	10,000
Other			94,300	183,100	10,000
TOTAL PAYMENTS TO PROFESSIONALS			377,000	6,236,400	1,501,900

* INCLUDES ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR CURRENT MONTH.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - APRIL 2010

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH
Second Lien Note repayment	n/a	0

TOTAL PAYMENTS		0

FORM MOR-6
5/28/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	April 2010

DEBTOR QUESTIONNAIRE
	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.

2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.

FORM MOR-7
5/28/2010